SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 26, 2012

DIMECO, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-49637	23-2250152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

820 Church Street, Honesdale, Pennsylvania	18431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (570) 253-1970

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

DIMECO, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07.  Submission of Matters to a Vote of Security Holders

On April 26, 2012, the Company held its annual meeting of stockholders at which the following items were voted on.

(1)	Election of Directors

Nominee	For	Withheld	Broker Non-Vote

Barbara J. Genzlinger	927,841	54,879	216,472
John S. Kiesendahl	970,527	12,193	216,472
John F. Spall	949,593	33,127	216,472

There were no abstentions in the election of directors.

(2)	Ratification of appointment of S.R. Snodgrass, A.C. as independent auditors for fiscal year ending December 31, 2012.

For	Against	Abstain
1,195,722	200	3,270

There were no broker non-votes in the ratification of auditors.

For further information, reference is made to the Registrant’s press release dated April 27, 2012, which is filed herewith as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits:

99.1 Press Release, dated April 27, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIMECO, INC.
Date: April 30, 2012	By:	/s/ Maureen H. Beilman
Maureen H. Beilman Chief Financial Officer (Duly Authorized Representative)

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